UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2007

ARDENT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-51115	1635240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Kellum Place, Suite 205, Garden City, New York	11530
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (516) 739-1017

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01. Other Events.

Ardent Acquisition Corporation is filing this Amendment No. 1 on Form 8-K/A to Ardent Acquisition Corporation’s Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on January 8, 2007, in order to correct a computer-generated misprint on the first page of Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release, dated January 8, 2007.

99.2	Slide Show Presentation.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARDENT ACQUISITION CORP.

By:	/s/ Marc H. Klee
Name:	Marc H. Klee
Title:	President and Chief Financial Officer

Date: January 9, 2007